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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-3 (No. 33-34099) of Lakeland Bancorp, Inc. (the "Company") of our report dated January 11, 1999, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.



                                    /s/ Radics & Company, LLC
                                    Radics & Company, LLC


March 17, 1999
Pine Brook, New Jersey